SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 19, 2016

Date of Report

(Date of earliest event reported)

DURECT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-31615	94-3297098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Bubb Road

Cupertino, CA 95014

(Address of principal executive offices) (Zip code)

(408) 777-1417

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 19, 2016, DURECT Corporation, a Delaware corporation (“DURECT”), issued a press release announcing that DURECT’s licensee, Pain Therapeutics, has disclosed that an Advisory Committee of the U.S. Food and Drug Administration will review the REMOXY® New Drug Application in a meeting tentatively scheduled for August 5, 2016 and that the FDA had advised Pain Therapeutics that the Prescription Drug User Fee Act (PDUFA) date for the REMOXY NDA, September 25, 2016, is unchanged. A copy of DURECT’s press release is furnished hereto as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release issued May 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURECT Corporation

Date: May 19, 2016	By:	/s/ Matthew J. Hogan
Matthew J. Hogan
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued May 19, 2016